Siebert Williams Shank | West Coast Utilities Virtual Conference March 17, 2022 8-K March 17, 2022

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information O’Dell Creek - Madison River Valley - Montana Boulder River in Montana

3

NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility

- 100% pure electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~56% hydro, wind & solar

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow

- Consistent track record of earnings & dividend growth
- Strong cash flows (aided by Production Tax Credit carryforwards)
- Solid balance sheet & investment grade credit ratings

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Target 3%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend long-term payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services – Governance, Risk and Compliance Leadership Awards 2015 Winner

Utility Customer Champion Residential 2015 – Cogent Reports

2020 Women on Boards 3+

Corporate Governance Awards 2019 Corporate Secretary Winner

Moody's Investors Service – 5th Best Governance Score

About NorthWestern 4 Montana Operations Electric 391,600 customers 24,996 miles – transmission & distribution lines 876 MW maximum capacity owned power generation Natural Gas 206,600 customers 7,111 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 38.8 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,800 customers 813 miles of distribution pipeline Data as of 12/31/2021 South Dakota Operations Electric 64,200 customers 3,628 miles – transmission & distribution lines 395 MW nameplate owned power generation Natural Gas 48,600 customers 1,759 miles of transmission and distribution pipeline

A Diversified Electric and Gas Utility 5 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Nearly $4.2 billion of rate base investment to serve our customers Data as reported in our 2021 10-K (1) Utility Margin is a non-GAAP Measure. See appendix for additional disclosure. (1) (1)

6

Highly Carbon-Free Supply Portfolio

2021 Electric Generation Portfolio - Montana


59%
Carbon-Free
MT
Wind
ontracted
21.1%
Vind
wned
2.4%
ontracted
ELP & YELP
12.3%
Natural Gas
Contracted
1.9%
latural Gas /
ther Owned
4.2%
Coal Owned
23.0%
Hydro
Owned
33.1%
Hydro
Contracted
Solar
Contracted
0.5%

Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA).

2021 Electric Generation Portfolio - South Dakota


44%
Carbon-Free
SD
Wind
Owned
20.4%
Natural Gas /
Other Owned
4.0%
Coal
Owned
52.2%
Wind
Contracted
23.4%

2021 Electric Generation Portfolio - Total NWE


56%
Carbon-Free
NWE
Wind
Contracted
21.5%
Wind
Owned
5.7%
Contracted
CELP & YELP
10.1%
Natural Gas
Contracted
1.6%
Natural Gas /
Other Owned
4.1%
Coal
Owned
28.3%
Hydro
Owned
27.1%
Hydro
Contracted
1.2%
Solar
Contracted
0.4%

Based upon 2021 MWH's of owned and long-term contracted resources. Approximately 56% of our total company owned and contracted supply is carbon-free – better than the national average of ~40% in 2020. (eia.gov table 7.2b)

NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

Strong Utility Foundation 7  Solid and improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average  Solid electric system reliability  Low gas leaks per mile – just outside 1st quartile

Solid Economic Indicators 8 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories in-line or better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2019/2020 EEI Statistical Yearbook – Table 7.1 and EIA.gov

A History of Growth 9 2012-2021 CAGR’s: GAAP EPS: 3.4% - Non-GAAP EPS: 4.5% - Dividend: 5.9% See appendix for “Non-GAAP Financial Measures” $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50

Investment for Our Customers’ Benefit 10 Over the past decade we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2008-2021 CAGRs Estimated Rate Base: 10.4% GAAP Diluted EPS: 5.6% 2008-2021 CAGRs NWE typical electric bill: 1.7% NWE typical natural gas bill: (2.3%) 2008-2020 CAGRs US average electric bill: 1.4%* US average natural gas bill: (2.1%)**

11 Looking Forward

Earnings Growth 12 See appendix for additional disclosures regarding “Non-GAAP Financial Measures” See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. NorthWestern affirms its 2022 earnings guidance range of $3.20 to $3.40 per diluted share based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Continued delay, or elimination, of fixed cost recovery mechanism for Montana electric; • A consolidated income tax rate of approximately 0.0% to +3.0% of pre-tax income; and • Diluted shares outstanding of approximately 55.6 million to 56.2 million. Continued investment in our system to serve our customers and communities is expected to provide annualized 4% - 5% growth in rate base and a targeted long-term earnings per share growth rate of 3% - 6%. Maintaining our 60% - 70% targeted dividend payout ratio. Non-GAAP Adjusted EPS Growth Averaged 4.5% from 2012 - 2021

2022 Earnings Bridge 13 NorthWestern affirms 2022 earnings guidance range of $3.20 to $3.40 per diluted share based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Continued delay, or elimination, of fixed cost recovery mechanism for Montana electric; • A consolidated income tax rate of approximately 0% to 3% of pre-tax income; and • Diluted shares outstanding of approximately 55.6 million to 56.2 million. Note: See “Detailed 2022 Earnings Bridge” slide in the Appendix for additional information. • An increased, yet more sustainable, level of operating expenses, along with dilution from equity financing of capital investment, is expected to be partially offset by organic growth and rate recovery*. • Dividend payout ratio is expected to exceed 60%-70% targeted range for 2022. • We continue to target a long-term earnings per share growth rate of 3%-6% off a 2020 base year. * Rate recovery primarily a result of FERC formula rates and property tax trackers. Guiding down to $3.20 to $3.40 primarily due to equity needed to support increased capital investment.

Capital Investment Forecast and Funding 14 $2.4 billion of low-risk capital investment forecasted over the next five years to address grid modernization and renewable energy integration. This sustainable level of capex is expected to drive annualized rate base growth of approximately 4%-5%. We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances under existing forward contracts. Financing plans are subject to change and balance our intention to protect our current credit ratings. (targeting a 14%-15% FFO to Debt ratio)

Continued Investment in a Sustainable Grid the Capital Investment Forecast 15 $2.4 billion of total capital investment over the five year period (a $300 million increase to prior 5-year forecast). We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances. This sustainable level of capex is expected to drive annualized rate base growth of approximately 4%-5%.

Solid Balance Sheet and Ample Liquidity 16 Investment grade credit ratings, liquidity in excess of $100 million target, debt to capitalization within our targeted 50%-55% range and no long-term debt maturities until 2023. *Liquidity target temporarily increased to $200 million due to uncertain economic conditions brought about by COVID-19.

De-risking the Montana Capacity Deficit 17 NorthWestern has made significant progress to de-risk the capacity deficit between now and 2025. These near term capacity solutions allow time for clarity on Colstrip arbitration, further development in the western markets, and ongoing technological advances. We expect to submit an updated integrated resource plan by the end of 2022 or early 2023*, followed by an all-source competitive solicitation request for capacity available in 2026. * Due to the significant impact of our ownership in Colstrip Unit 4 to the capacity available in our portfolio, the outcome in the arbitration amongst the co- owners may affect the timing of the submission of this plan.

18

Growth Supporting Renewable Energy

Two facilities designed specifically to provide peak capacity and support the intermittent nature of renewable energy **that currently comprises approximately 56% of NorthWestern's** energy supply portfolio.

- 175 MW of flexible natural gas reciprocating internal combustion engines (RICE) in Yellowstone County Montana, at a cost of approximately $275 million, including AFUDC.
  - Construction is expected to begin in 2022* and available to serve our Montana customers during the 2023-2024 winter season.
  - As part of the same competitive solicitation, NorthWestern also entered into two agreements to provide additional carbon-free capacity:
    - A 20-year battery storage agreement to provide capacity and ancillary services from the 50 MW Beartooth Battery storage facility that will be constructed in Yellowstone County, Montana. On December 21, 2021, we filed an application with the MPSC for preapproval of this project. The MPSC has yet to establish a procedural schedule in this docket; and
    - A 5-year / 100 MW power purchase agreement originating predominately from hydroelectric resources with Powerex for capacity and energy products.
- Bob Glanzer Generation Station – 58 MW of flexible RICE capacity near Huron, South Dakota, at a cost of approximately $80 million, including AFUDC. Under construction and expected to be in service in early in the 2nd quarter of 2022 for our South Dakota customers.


Dispatchable
Peak Capacity
Intermittent
Production


Demand
Wind
Thermal
Hydro
800
700
600
500
400
300
200
100
0
Friday
Saturday
Sunday
Monday

Montana Generation and Demand 10/29/21 to 11/01/21

Currently, NorthWestern has a much higher ratio of non-carbon resources in Montana than the state of California – however, we only have roughly half the dispatchable resources to support their intermittency**.

** Sierra Club and Montana Environmental Information Center have filed a complaint regarding the Department of Environmental Quality's air quality permit issued to NorthWestern for the Laurel Facility. Case awaiting Montana District Court Review.*
***See "Comparison of Installed Capacity" slide in the Appendix for additional information.*

Transmission System Update 19 Electric Transmission: • In June 2021, we joined the Western Energy Imbalance Market (WEIM). This real-time, within-hour energy market will provide the company’s Montana customers with economically efficient energy to resolve imbalances and variations in load and generation on our Montana system. • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on-system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence. WEIM active & Pending Participants

Our Net-Zero Vision 20 Over the past 100 years, NorthWestern Energy has maintained our commitment to provide customers with reliable and affordable electric and natural gas service while also being good stewards of the environment. We have responded to climate change, its implications and risks, by increasing our environmental sustainability efforts and our access to clean energy resources. But more must be done. We are committed to achieving net zero emissions by 2050. • Committed to achieving net-zero by 2050 for Scope 1 and 2 emissions • Balance Affordability, Reliability and Sustainability in this transition • No new carbon emitting generation additions after 2035 • Pipeline modernization, enhanced leak detection and development of alternative fuels for natural gas business • Electrify fleet and add charging infrastructure • Carbon offsets likely needed to ultimately achieve net-zero • Please visit www.NorthWesternEnergy.com/NetZero to see our Net Zero Vision.

ESG Publications 21 Environmental Social Governance These eight publications* provide valuable insight into NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices. * Available at: https://www.northwesternenergy.com/about-us/environmental-social-governance and https://www.northwesternenergy.com/about-us/investors/financials

22

ESG - Environmental

2021 Electric Generation Portfolio - Total NWE



56%
Carbon-Free
NWE
Montana & South Dakota combined
Wind Contracted 21.5%
Wind Owned 5.7%
Contracted CELP & YELP 10.1%
Natural Gas Contracted 1.6%
Natural Gas / Other Owned 4.1%
Coal Owned 28.3%
Hydro Owned 27.1%
Hydro Contracted 1.2%
Solar Contracted 0.4%

56% Carbon-Free Owned and Long-Term Contracted Portfolio in 2021
vs
~40% National Average in 2020
Based on MWh's

Source: *U.S. Energy Information Administration – form EIA.gov*
Table 7.2b Electric Net Generation: U.S. Electric Power Sector 2020
Note: NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.



Beethoven Wind Farm

NorthWestern Energy - 2021 Electric Portfolio



56% Carbon-Free Electricity Portfolio from Owned and Long-Term Contract Resources - Based on MWh's

U.S. Electric Utilities - 2020 Net Electric Generation



40% Carbon-Free - U.S. Electric Utilities Net Generation - Based on MWh's

Source: EIA.gov Table 7.2b Electric Net Generation: U.S. Electric Power Sector - 2020



Black Eagle Power House

ESG - Social 23 Community EmployeesCustomers $2.6 Billion Economic Output in 2021 ($2.30B in Montana & $300M in SD/NE) Over $5 million Donations, Sponsorships, Economic Development, Scholarship Funding, Public Recreation Support, Safety Awareness and Volunteer Program Grants in 2021 411 Number of nonprofits that received grants through Employee Volunteer Program $8.6 Million Low-Income Energy Assistance in 2021 Safety Culture Transformation Typical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Diverse Employment Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

24

ESG - Governance

5th Best Score Among **50** Publicly Traded North American Utility and Power Companies by **Moody's Investment Services** on Best Governance Practices

Corporate Governance

What We Do:

- Annual election of all directors.
- Majority vote plus resignation standard in uncontested elections. If a director receives more "WITHHOLD AUTHORITY" votes than "FOR" votes, the director must submit a resignation for the Board to consider.
- Allow shareholders owning 25 percent of our shares to call a special meeting.
- Independent Board of Directors, except our CEO.
- Independent Board Chair.
- Each of our Board committees is made up solely of independent directors.
- Committee authority to retain independent advisors, which will be paid for by the company.
- Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters.
- Robust stock ownership guidelines for executive officers and directors.

What We Don't Do:

- Poison pill or a shareholder rights plan.
- Hedging of company securities.
- Corporate political contributions.
- Supermajority voting, except to approve certain business combinations or mergers.

Diverse Leadership

Board of Directors / Executive Team



Board of Directors
Executive Team
Age Diversity
70+ 1
50-59 3
60-69 4
Tenure Diversity
10+ yrs 2
<2 yrs 2
3-9 yrs 4
Ethnic Diversity
Middle Eastern 1
White 7
Gender Diversity
Female 3
Male 5
Age Diversity
60-69 3
40-49 2
50-59 4
Tenure Diversity
10+ yrs 4
<5 yrs 1
5-9 yrs 4
On exec team
Gender Diversity
Female 4
Male 5
Ethnic Diversity
White 8

Other Recent Governance Recognition

20 / 20 – Women on Boards
Recognized for gender diversity on its board of directors by 2021 Women on Boards. Three of the company's eight directors are female.

Corporate Governance Award Winner
NorthWestern Corporation's proxy statement has won governance awards – Best Proxy Statement (Small to Mid-Cap) by Corporation Secretary magazine (2014 & 2019) and Exemplary Compensation Discussion and Analysis from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our '12, '13, '16, '17 & '18 statements

2021 CEO Pay

Ratio to Average Employee Salary

NWE

28:1

U.S. Utilities Average (2020)

58:1

Performance-Based Pay

79%

Conclusion 25 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

26

Detailed 2022 Earnings Bridge 27Appendix Assumptions included in the 2022 Guidance includes, but not limited to, the following major assumptions: • Normal weather in our electric and natural gas service territories; • Continued delay, or elimination, of the electric fixed cost recovery mechanism in Montana; • A consolidated income tax rate of approximately 0 to +3.0% of pre-tax income; and • Diluted average shares outstanding of approximately 55.6 million to 56.2 million. NorthWestern affirms its 2022 earnings guidance range of $3.20 - $3.40 per diluted share. Cash Tax Outlook We anticipate production tax and other credits to largely offset federal cash tax obligations into 2023. Effective Tax Rate Outlook Assuming no significant change in current tax legislation, we anticipate our effective tax rate to gradually increase to approximately 15% by 2026. * 2022 earnings drivers shown above are calculated using a 25.3% effective tax rate. The incremental tax impact line included above reflects anticipated changes in discrete tax items (such as tax repairs and meter deductions, production tax credits, and other permanent or flow-through items) from 2021 earnings to 2022 guidance.

NWE Rate Base and Earnings Profile 28Appendix (1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. Data as reported in our 2021 10-K Coal Generation Rate Base as a percentage of Total Rate Base Revenue from coal generation is not easily identifiable due to the use of bundled rates in South Dakota and other rate design and accounting considerations. However, NorthWestern is a fully regulated utility company for which rate base is the primary driver for earnings. The data to the left illustrates that NorthWestern only derives approximately 10 -14% of earnings from its jointly owned coal generation rate base.

Appendix 29

Accredited Capacity Contribution in Montana


NorthWestern Energy Montana - Accredited Capacity Contribution of Resources
(2021 Resource Mix of Owned and Long-Term (L-T) Contracted Resources)
Total Nameplate Capacity (MW): 1,472.8
Total Accredited Capacity Contribution (MW): 837.4
2021 Peak Load (MW): 1,200.0
Megawatts (MW)
600
500
400
300
200
100
0
96.5% Capacity Contribution
202
195
93.2% Capacity Contribution
309
288
60.0% Capacity Contribution
490
294
13.1% Capacity Contribution
454
59
5.2% Capacity Contribution
17
1
Natural Gas
Coal & Other
Hydro
Wind
Solar
Owned Nameplate Capacity (MW)
L-T Contracted Nameplate Capacity (MW)
Owned Accredited Capacity Contribution (MW)
L-T Contracted Accredited Capacity Contribution (MW)

Accredited Capacity Contribution is the ability of each resource fuel-type to contribute to meet demand during peak energy usage by customers.

Accredited Capacity Contribution or Peak Load Contribution is based on Effective Load Carrying Capability (ELCC) E3 Study on Peak Load Measurement for NorthWestern Energy's resources that are on-line or in service as of 12/31/2021 and the ELCC is based on 2021 values.

Coal & Other: 222MW Colstrip (30% ownership in jointly owned coal plant) and 87 MW of Federally mandated Qualifying Facilities (52MW Petroleum-coke contract with Yellowstone Energy Limited Partnership and 35MW waste coal contract with Colstrip Energy Limited Partnership).

On a megawatt basis, wind generation comprises a very significant portion of our electric generation portfolio. However, based upon its ~13% accredited capacity, it provides a much less significant contribution to our overall capacity deficit.

Significant Capacity Retirements in the West 30 Planned coal retirements in the west exceed 20 gigawatts over the next decade resulting in worsening capacity deficits as forecasted by the Northwest Power Plan. Appendix Confirmed End-of-life Proposed Unknown 750MW

Existing Colstrip Ownership Colstrip Power Plant Colstrip Transmission System System Owner Segment A Segment B AVISTA Corporation 10.2% 12.1% NorthWestern Energy 36.4% 24.3% PacifiCorp 6.8% 8.1% Portland General 13.6% 16.2% Puget Sound Energy 33.0% 39.3% Facility Owner (%) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 15% 15% NorthWestern Energy - - - 30% PacifiCorp - - 10% 10% Portland General - - 20% 20% Puget Sound Energy 50% 50% 25% 25% Talen Energy 50% 50% 30% - Total 100% 100% 100% 100% Facility Owner (MW) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 111.0 111.0 NorthWestern Energy - - - 222.0 PacifiCorp - - 74.0 74.0 Portland General - - 148.0 148.0 Puget Sound Energy 153.5 153.5 185.0 185.0 Talen Energy 153.5 153.5 222.0 - Total 307.0 307.0 740.0 740.0 31Appendix

Timeline of Montana Generation Portfolio 32 Since 2011, we have added over 775 MW of generation, both owned and long- term contract, to our generation portfolio, all of which is from carbon-free resources. Appendix Owned and Long-Term Resource Portfolio Timeline

Comparison of Installed Capacity 33 California is dealing with significant capacity issues DESPITE having a greater amount of dispachable generation and fewer renewables than NorthWestern Energy in Montana (as a percentage of the total). Appendix

Summary Financial Results 34 (1) (Full Year) Appendix (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure.

35 Utility Margin (Full Year) 35Appendix Increase in utility margin due to the following factors: $ 25.1 Electric transmission (rates, demand and deferred revenue recognition) 17.1 Electric retail volumes 9.4 Prior period MPSC disallowance of supply costs 4.4 Electric QF liability adjustment 1.3 Natural gas retail volumes (5.3) Montana electric supply (1.2) Montana natural gas production rates (annual step down) 5.1 Other $ 55.9 Change in Utility Margin Impacting Net Income (dollars in millions) Twelve Months Ended December 31, 2021 2020 Variance Electric $ 757.4 $ 704.2 $ 53.2 7.6% Natural Gas 189.4 188.3 1.1 0.6% Total Utility Margin $ 946.8 $ 892.5 $ 54.3 6.1% (1) Utility Margin is a non-GAAP Measure See appendix slide titled “Explaining Utility Margin” for additional disclosure. $ (1.6) Change in Utility Margin Offset Within Net Income $ 54.3 Increase in Utility Margin

Weather 36 (Full Year) Appendix We estimate overall unfavorable weather in 2021 resulted in a $1.1 million pretax detriment as compared to normal and a $8.7 million benefit as compared to 2020.

Operating Expenses 37 (Full Year) Appendix Increase in operating, general & administrative expense due to the following factors: $ 5.7 Labor and benefits 4.6 Generation maintenance 2.4 Technology implementation and maintenance 2.0 Litigation expense 1.6 Write off of preliminary construction costs 1.5 Insurance expenses (4.5) Uncollectible Accounts 1.7 Other miscellaneous $ 15.0 Change in OG&A Items Impacting Net Income (dollars in millions) Twelve Months Ended December 31, 2021 2020 Variance Operating & maintenance $ 208.3 $ 203.0 $ 5.3 2.6% Administrative & general 101.9 94.1 7.8 8.3% Property and other taxes 173.4 179.5 (6.1) (3.4%) Depreciation and depletion 187.5 179.7 7.8 4.3% Operating Expenses $ 671.1 $ 656.3 $ 14.8 2.3% $ (1.9) Change in OG&A Items Offset Within Net Income $ 13.1 Increase in Operating, General & Administrative Expenses

Operating to Net Income 38 (Full Year) Appendix (dollars in millions) Twelve Months Ended December 31, 2021 2020 Variance Operating Income $ 275.7 $ 236.2 $ 39.5 16.7% Interest expense (93.7) (96.8) 3.1 3.2% Other income, net 8.2 4.8 3.4 70.8% Income Before Taxes 190.2 144.2 46.0 31.9% Income tax (expense) / benefit (3.4) 11.0 (14.4) (130.9%) Net Income $ 186.8 $ 155.2 $ 31.6 20.4% $3.1 million decrease in interest expenses was primarily due to higher capitalization of AFUDC and lower FERC deferrals, partly offset by higher borrowings. $3.4 million increase in other income was primarily due to higher capitalization of AFUDC and higher interest income, partly offset by $2.1 million in items offset in operating expenses. Items offset in operating expenses include a $6.3 million increase in pension expenses and a $4.2 million increase in the value of deferred shares held in trust for non-employee directors compensation. $14.4 million increase in income tax expense was primarily due higher pre-tax income and lower flow-through repairs deductions in 2021.

Income Tax Reconciliation 39 (Full Year) Appendix

Adjusted Non-GAAP Earnings 40 (Full Year) Appendix The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non-recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Balance Sheet 41Appendix Debt to Total Capitalization down from last year and remains within our targeted 50% - 55% range.

Cash Flow 42Appendix Cash from Operating Activities decreased by $132 million primarily due to: • $122M net increase in under collection of energy supply costs, which includes costs related to the February 2021 prolonged cold weather event ($80M electric and $42M natural gas); • A refund of approximately $20.5 million to our FERC regulated customers and approximately $6.1 to our Montana electric retail customers; and These reductions were offset in part by an improvement in net income. Funds from Operations increased by $36.5 million.

Qualified Facility Earnings Adjustment 43Appendix 43 Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders.

Quarterly PCCAM Impacts 44Appendix In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

2021 System Statistics 45 Note: Statistics above are as of 12/31/2021 except for electric transmission for others which is 2020 data (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker (1) (2) Appendix

Experienced & Engaged Board of Directors 46 Britt E. Ide • Committees: Safety, Environmental, Technology and Operations, Human Resources • Independent • Director since April 2017 Anthony T. Clark • Committees: Nominating and Governance, Human Resources • Independent • Director since Dec. 2016 Dana J. Dykhouse • Chairman of the Board • Independent • Director since Jan. 2009 Jan R. Horsfall • Committees: Safety, Environmental, Technology and Operations (chair), Audit • Independent • Director since April 2015 Robert C. Rowe • Committees: None • CEO and President • Director since August 2008 Jeff W. Yingling • Committees: Nominating and Governance (Chair), Audit • Independent • Director since October 2019 Linda G. Sullivan • Committees: Audit (Chair), Safety, Environmental, Technology and Operations • Independent • Director since April 2017 Mahvash Yazdi • Committees: Human Resources (Chair), Safety, Environmental, Technology and Operations • Independent • Director since December 2019 Appendix

Strong Executive Team 47Appendix Robert C. Rowe • Chief Executive Officer • Current position since 2008 Heather H. Grahame • General Counsel and Vice President of Regulatory and Federal Government Affairs • Current position since 2010 Curtis T. Pohl • Vice President - Distribution • Current position since 2003 Brian B. Bird • President and Chief Operating Officer • Current position since 2021 (formerly Chief Financial Officer since 2003) Michael R. Cashell • Vice President - Transmission • Current Position since 2011 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002 Crystal D. Lail • Vice President and Chief Financial Officer • Current position since 2021 (formerly VP and Chief Accounting Officer since 2020) John D. Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Jeanne M. Vold • Vice President – Technology • Current Position since 2021 (former Business Technology Officer since 2012)

Our Commissioners 48Appendix

Non-GAAP Financial Measures – Utility Margin 49Appendix Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. (1) Utility Margin is a non-GAAP Measure.

Non-GAAP Financial Measures (1 of 3) 50Appendix

Non-GAAP Financial Measures (2 of 3) 51Appendix This presentation includes financial information prepared in accordance with GAAP, as well as other financial measures, such as Utility Margin, Adjusted Non-GAAP pretax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. We define Utility Margin as Operating Revenues less fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion) as presented in our Consolidated Statements of Income. This measure differs from the GAAP definition of Gross Margin due to the exclusion of Operating and maintenance, Property and other taxes, and Depreciation and depletion expenses, which are presented separately in our Consolidated Statements of Income. A reconciliation of Utility Margin to Gross Margin, the most directly comparable GAAP measure, is included in this presentation. Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. Management also believes the presentation of Adjusted Non-GAAP pre-tax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS is more representative of normal earnings than GAAP pre-tax income, net income and EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

Non-GAAP Financial Measures (3 of 3) 52Appendix The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Utility Margin (Revenues less Fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion)), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Utility Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance. * Cost of Sales is defined as Fuel, Purchased Supply and Direct Transmission Expense (Exclusive of Depreciation and Depletion)

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